UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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☐	Definitive Proxy Statement

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☐	Soliciting Materials under § 240.14a-12

S&P Global Inc.

(Name of Registrant as Specified In Its Certificate)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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S&P GLOBAL INC.

55 Water Street

New York, NY 10041-0003

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
ON WEDNESDAY, MAY 13, 2020

The following press release relates to the definitive proxy statement on Schedule 14A (the “Proxy Statement”) of S&P Global Inc. (the “Company”), dated March 30, 2020 and made available to the Company’s shareholders in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the Annual Meeting of Shareholders to be held on Wednesday, May 13, 2020. This press release is being filed with the Securities and Exchange Commission as definitive additional material and made available to the Company’s shareholders on or about April 30, 2020. Except as specifically amended or supplemented by the information contained herein, this press release does not revise or update any of the other information set forth in the Proxy Statement, which continues to apply.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

S&P Global 2020 Annual Meeting of Shareholders Changed

to Virtual-Only Format

Accessible Online at 11:00 a.m. EDT on May 13; No Physical Meeting Location

New York, NY, April 30, 2020 – S&P Global (NYSE: SPGI) announced today that, due to public health concerns related to the coronavirus (COVID-19) pandemic, and to protect the health and safety of its shareholders, employees, directors and communities, its 2020 Annual Meeting will be held over the Internet in a virtual-only meeting format, and there will be no in-person meeting. The Annual Meeting date and time will remain as scheduled: May 13, 2020 at 11:00 a.m. EDT.

Shareholders may attend the virtual Annual Meeting online at http://www.meetingcenter.io/237403667.

The virtual-only meeting will consist of a live audio webcast with features designed to ensure that shareholders will have the same rights and opportunities to participate as they would have at an in-person meeting. Shareholders may attend, vote and submit questions from any location via the Internet as further described below.

Please note that the proxy card, notice or voting instruction form previously distributed to shareholders in connection with the Annual Meeting will not be updated to reflect the change in location to a virtual-only meeting and may continue to be used to vote shares in connection with the Annual Meeting.

How to Attend the Virtual Meeting

To access the meeting online, go to http://www.meetingcenter.io/237403667, which is hosted by the Company’s transfer agent, Computershare. Participants will have two login options to attend the Annual Meeting:

▪	Join as a “Shareholder” (requires control number): Shareholders are required to enter a unique 15-digit control number along with the meeting password: SPGI2020. This option enables shareholder-only features, including the ability to vote and submit written questions during the Annual Meeting.
▪	Join as a “Guest”: Guests are requested to enter their full name and e-mail address to access the Annual Meeting webcast in “listen-only” mode and cannot vote or submit questions during the meeting.

The Annual Meeting will begin promptly at 11:00 a.m. EDT on May 13, 2020. Please log in fifteen minutes prior to the start of the meeting to ensure you can hear streaming audio.

How to Locate or Obtain Your 15-digit Control Number

▪	Registered shareholders were each sent a unique 15-digit control number in their previously distributed proxy materials from Computershare, which will be required to vote and submit questions online during the Annual Meeting. This control number was either located in a circled area on a proxy card or identified as a control number in an email with the proxy materials.
▪	Beneficial owners who wish to vote or submit questions at the Annual Meeting will need to take the following steps and register in advance to obtain a 15-digit control number from Computershare.
o	Request a valid legal proxy from your bank, broker or other intermediary for shares held in “street name” a soon as possible.
o	Submit proof of the legal proxy to Computershare at legalproxy@computershare.com by no later than 5 p.m. EDT on May 8, 2020. Please include “Legal Proxy” in the subject line, attach the legal proxy and provide your name and email address in the email.
o	You will receive a reply email from Computershare with your unique 15-digit control number required to vote and submit questions online during the Annual Meeting.

How to Vote Shares

Whether or not you plan to attend the virtual Annual Meeting, we urge you to submit your vote in advance by one of the methods described in the previously distributed proxy materials. Shareholders who have already voted do not need to vote again.

If you wish to vote during the Annual Meeting, you must join as a shareholder using your 15-digit control number (as described above). A link to “Cast Your Vote” will be available on the virtual meeting website while the polls are open during the business portion of the Annual Meeting.

How to Ask Questions

Shareholders of record may submit questions before or during the Annual Meeting:

▪	To submit questions before the Annual Meeting, please email your question(s) to the Corporate Secretary at corporate.secretary@spglobal.com by no later than May 12, 2020. Please include “Annual Meeting Questions” in the subject line and provide your name, 15-digit control number and, if applicable, indicate the proposal to which your question relates in the body of the email.
▪	To submit questions during the Annual Meeting, please log into the meeting as a shareholder using your 15-digit control number (as described above) and follow the instructions on the virtual meeting website.

Rules of Conduct

To facilitate the new virtual meeting format, the Company has prepared rules and procedures for participating in the Annual Meeting and submitting questions set forth in the 2020 Annual Meeting Rules of Conduct. These Rules of Conduct will be made available prior to the Annual Meeting at www.spglobal.com/proxy and will also be available on the virtual meeting website during the meeting.

All questions should comply with the posted Rules of Conduct for the Annual Meeting. The Company will answer as many shareholder-submitted questions that comply with the Rules of Conduct as time permits. Substantially similar questions may be summarized and grouped together to provide a single response and avoid repetition.

Webcast Replay

An archived replay of the Annual Meeting webcast will be made available for one year. The meeting slides and remarks will be made available through the Company’s Investor Relations website (at http://investor.spglobal.com under the “Investor Presentations” link) later in the day following the conclusion of the Annual Meeting.

About S&P Global

S&P Global is the world’s foremost provider of credit ratings, benchmarks and analytics in the global capital and commodity markets, offering deep data and insights on critical business factors including ESG. The Company’s divisions include S&P Global Ratings, S&P Global Market Intelligence, S&P Dow Jones Indices and S&P Global Platts. S&P Global has approximately 23,000 employees in 35 countries. For more information visit www.spglobal.com.

Investor Relations: http://investor.spglobal.com

Get news direct via RSS: http://investor.spglobal.com/RSS-Feeds/Index?keyGenPage=1073751617

Contacts

Investor Relations:

Chip Merritt

Senior Vice President, Investor Relations

(212) 438-4321 (office)

chip.merritt@spglobal.com

News Media:

David Guarino
Chief Communications Officer
(212) 438-1471 (office)
dave.guarino@spglobal.com

Christopher Krantz
Lead, Communications
+44 20 7176 0060 (office)
christopher.krantz@spglobal.com